UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2020

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DE		1-10275		75-1914582
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

3000 Olympus Blvd
Dallas	TX			75019
(Address of principal executive offices)				(Zip Code)
		(972)	980-9917
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.10 par value	EAT	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - REGISTRANT’S BUSINESS AND OPERATIONS
Item 8.01. Other Events.

On May 6, 2020 Brinker International, Inc. (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the underwriters named in Schedule 1 thereto (the “Underwriters”), with respect to the issuance and sale in an underwritten public offering (the “Offering”) by the Company of 7,000,000 shares of the Company’s common stock at a price to the public of $18.25 per share. Pursuant to the Underwriting Agreement, the Company also granted the underwriters a 30-day option (the “Underwriters’ Option”) to purchase up to an additional 1,050,000 shares of the Company’s common stock. On May 7, 2020, the Underwriters exercised the Underwriters’ Option in full. Total net proceeds from the Offering to the Company, including from the exercise of the Underwriters’ Option, are expected to be approximately $139 million, after deducting the underwriters’ discounts and commissions and estimated offering expenses payable by the Company.

The shares issuable in the Offering, including pursuant to the Underwriters’ Option, have been registered under the Securities Act of 1933 (the “Securities Act”) pursuant to a registration statement on Form S-3 (Registration No. 333-237891) of the Company (as amended, the “Registration Statement”), and a prospectus supplement dated May 6, 2020, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on May 8, 2020. The closing of the Offering, including the shares issuable pursuant to the exercise of the Underwriters’ Option, is expected to occur on May 11, 2020. The legal opinion of Gibson, Dunn & Crutcher LLP relating to the Registration Statement is filed herewith as Exhibit 5.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

1.1
Underwriting Agreement, dated May 6, 2020, by and among Brinker International, Inc. and J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the several Underwriters named in Schedule 1 thereto.

5.1Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in its opinion filed as Exhibit 5.1).

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC., a Delaware corporation

Dated: May 11, 2020	By:	/s/ WYMAN T. ROBERTS
Wyman T. Roberts,
President and Chief Executive Officer
and President of Chili’s Grill & Bar
(Principal Executive Officer)